Investor Day
September 18, 2014

Index
Tab #	Description
Introduction
1.	Strategic Overview
2.	Aerospace Review
3.	Distribution Review
4.	Financial Overview
5.	Aerospace - Aerosystems
6.	Aerospace - Specialty Bearings
7.	Aerospace - Fuzing and Precision Products
8.	Distribution - Platform Product Solutions
9.	Distribution - Platform Value Added Solutions
10.	Wrap-up
11.	Appendix I - Non-GAAP Reconciliations
12.	Appendix II - Presenters

Forward Looking Statements
This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform
Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may,"
"should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance.
Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.
Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, government and customer shut-downs, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration); (iii) changes in geopolitical conditions in countries where the company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the conclusion to government inquiries or investigations regarding government programs, including the resolution of the Wichita subpoena matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX®
spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities; (xii) the profitable integration of acquired businesses into the company's operations; (xiii) the ability to implement our ERP systems in a cost-effective and efficient manner, limiting disruption to our business, and to capture their planned benefits while maintaining an adequate internal control environment; (xiv) changes in supplier sales or vendor incentive policies; (xv) the effects of price increases or decreases; (xvi) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvii) future levels of indebtedness and capital expenditures; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions;
(xxi) future repurchases and/or issuances of common stock; and (xxii) other risks and uncertainties set forth herein and in our 2013 Form 10-K.
Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation.

Non-GAAP and Key Figures
Certain measures presented in this presentation are “Non-GAAP”
items. These figures are denoted with an asterisk (*).
Reconciliations from GAAP measures to the Non-GAAP measures are presented in Appendix I to this presentation and our recent earnings releases filed with the U.S. Securities and Exchange Commission.
Figures in this presentation marked with a “(p)” are projected ranges based on the Company’s most recent 2014 full year outlook
Amounts in the presentation marked “TTM” are trailing twelve months actual results as of 6/27/2014

Presenter(s)	Topic	Start	End
Eric Remington	Welcome / Introductions	10:00	10:05
Neal Keating	Kaman Strategic Overview	10:05	10:30
Greg Steiner	Aerospace Review	10:30	10:55
	Break	10:55	11:05
Steve Smidler	Distribution Review	11:05	11:30
Robert Starr	Financial Overview	11:30	11:55
	Lunch	11:55	12:45
Business Leaders	Breakout Sessions	12:45	2:25
	Break	2:25	2:35
Neal Keating	Wrap-up and Q&A Session	2:35	3:15
Investor Day Agenda

Breakout Sessions
Track #	12:45 to 1:05	1:05 to 1:25	1:25 to 1:45	1:45 to 2:05	2:05 to 2:25
1	Aerosystems	Distribution - Platform Value Added Services	Distribution - Platform Product Solutions	Precision Products	Specialty Bearings
2	Specialty Bearings	Aerosystems	Distribution - Platform Value Added Services	Distribution - Platform Product Solutions	Precision Products
3	Precision Products	Specialty Bearings	Aerosystems	Distribution - Platform Value Added Services	Distribution - Platform Product Solutions
4	Distribution - Platform Product Solutions	Precision Products	Specialty Bearings	Aerosystems	Distribution - Platform Value Added Services
5	Distribution - Platform Value Added Services	Distribution - Platform Product Solutions	Precision Products	Specialty Bearings	Aerosystems

Follow-up questions
Contact:
Eric Remington
Vice President, Investor Relations
(860) 243-6334
Eric.Remington@kaman.com